EXHIBIT 17(i)
                                                      Registration No. 2-65245
                                                      File No. 811-2945

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                              /   /

     POST-EFFECTIVE AMENDMENT NO. 23                              / X /

                                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

     AMENDMENT NO. 25                                             / X /

                          CENTENNIAL MONEY MARKET TRUST
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               (Exact Name of Registrant as Specified in Charter)

                            3410 South Galena Street
                             Denver, Colorado, 80231
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                    (Address of Principal Executive Offices)

                                 (303) 671-3200
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                         (Registrant's Telephone Number)

                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

     / X /  On October 28, 1996 pursuant to paragraph (b)

     /   /  60 days after filing pursuant to paragraph (a)(i)

     /   /  On ____________, pursuant to paragraph (a)(i)


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         /   /  75 days after filing pursuant to paragraph (a)(ii)

     /   /  On _____________, pursuant to paragraph (a)(ii) of Rule 485


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The  Registrant  has  registered  an  indefinite  number of its shares under the
Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1996 was filed on August 23, 1996.